CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the use in this Registration Statement on Form S-8 of our report dated August 15, 1997 relating to the financial statements of Netter Digital Entertainment, Inc. as of June 30, 1997 and for each of the years in the two year period then ended.


                                 /s/ Feldman Radin & Co., P.C.
                                ---------------------------------------
December 29, 1997            			Feldman Radin & Co., P.C.
New York, New York			                 	Certified Public Accountants